UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2023

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock; $0.01 par value	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark S. Hacker, Executive Vice President, General Counsel and Chief Administrative Officer, has decided to step down from his position at Motorola Solutions, Inc. (the “Company”), effective February 1, 2023, and will retire from the Company effective December 31, 2023. Mr. Hacker will remain employed by the Company as Executive Vice President from February 1, 2023 until his retirement on December 31, 2023 to ensure a smooth transition and to support certain projects. There were no changes made to Mr. Hacker’s compensation levels as a result of his change in role and retirement.

Mr. Hacker’s decision to retire was made for personal reasons and there are no disagreements between the Company and Mr. Hacker on any matter. In addition, in connection with Mr. Hacker’s retirement on December 31, 2023, the Company’s Compensation and Leadership Committee (“Committee”) approved, on January 27, 2023, giving Mr. Hacker three additional months of service credit with the Company for the purpose of calculating vesting of equity awards and calculating the pro-rata amounts for existing awards under the Long Range Incentive Plan (“LRIP”), for which the Committee determined to provide Mr. Hacker the pro-rata vesting treatment contained in the retirement provisions of the equity and LRIP awards.

Item 8.01. Other Events.

In addition, as a result of the Company’s talent management and succession planning process, the Company is pleased to announce that on February 1, 2023, the Board of Directors of the Company appointed Mr. James A. Niewiara, the Company’s Senior Vice President, General Counsel and Ms. Karen E. Dunning, the Company’s Senior Vice President, Human Resources to the management Executive Committee, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: February 1, 2023	By:	/s/ Kristin L. Kruska
		Name:	Kristin L. Kruska
		Title:	Corporate Vice President, Transactions, Corporate and Securities Law & Secretary

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